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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 19, 2005

                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
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                (State or Other Jurisdiction of Incorporation)

        1-11953                                            98-0160660
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 (Commission File Number)                      (IRS Employer Identification No.)

    Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama,
                               Republic of Panama
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (507) 213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 19, 2005, Willbros Group, Inc. (the "Company") issued a press release announcing that it had entered into a Second Amendment and Waiver effective as of July 19, 2005 (the "Second Amendment"), by and among the Company, the financial institutions parties thereto and Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as administrative agent for the banks (the "Agent"), which amends the Amended and Restated Credit Agreement dated as of March 12, 2004, as previously amended and modified (the "Credit Agreement"), among the Company, designated subsidiaries of the Company, the several financial institutions from time to time parties thereto as banks, Calyon New York Branch and CIBC, Inc.

         Among other things, the Second Amendment provides that:

      - The Credit Agreement will be available immediately for the issuance of letters of credit, and cash borrowings will be available after September 30, 2005 if by that date the Company has met its obligation to provide the Agent with audited financial statements for the fiscal year ended December 31, 2004 and unaudited financial statements for the fiscal quarters ended March 31, 2005 and June 30, 2005.

      - The total commitment under the Credit Agreement is reduced to $100 million.

      - Certain financial covenants are modified to reflect the Company's anticipated operating performance.

      - The Company will be required to maintain an aggregate cash balance of not less than $15 million in accounts with one or more members of its bank group.

      - The Company's failure to provide annual audited and quarterly unaudited financial information to the Agent is temporarily waived. The waiver will automatically become permanent if, prior to September 30, 2005, the Company has delivered such information to the Agent.

      A copy of the Second Amendment is attached to this Current Report on Form 8-K as Exhibit 10 and is incorporated by reference as though fully set forth herein. The foregoing summary description of the Second Amendment and the transactions contemplated therein is not intended to be complete, and is qualified in its entirety by the complete text of the Second Amendment.

      Other than in respect of the Credit Agreement and the Second Amendment, there are no material relationships between the Company, its subsidiaries, the Agent, the banks and their respective affiliates, except that some of the banks and their affiliates have engaged and may engage in commercial and investment banking transactions with the Company in the ordinary course of business, and also provide or have provided advisory and financial services to the Company. In addition, JPMorgan Chase Bank, N.A. (successor to JPMorgan Chase Bank), one of the lenders under the Credit Agreement, currently serves as trustee under the indenture for the Company's 2.75% convertible senior notes.

      The banks will receive customary fees for these transactions.

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ITEM 7.01.  REGULATION FD DISCLOSURE.

      On July 19, 2005, the Company issued a press release announcing that it had entered into the Second Amendment and that it will provide an operational and financial update in the form of a 12b-25 filing it expects to release in early August. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated by reference as though fully set forth herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   The following exhibits are filed or furnished herewith:

            10 Second Amendment and Waiver dated as of July 19, 2005.

            99 Press Release dated July 19, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILLBROS GROUP, INC.

Date: July 25, 2005                    By: /s/ Warren L. Williams
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                                          Warren L. Williams
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

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                                  EXHIBIT INDEX

Exhibit No.            Description
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
  10                   Second Amendment and Waiver dated as of July 19, 2005.

  99                   Press Release dated July 19, 2005.
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